[LOGO]

LORD ABBETT
U.S. GOVERNMENT
MONEY MARKET FUND


[GRAPHIC OMITTED]


2001 ANNUAL
REPORT

For the Fiscal year
Ended June 30, 2001

"For Lord Abbett to have achieved five places on the elite 'Best in Class' list is truly a mark of distinction."

                               [GRAPHIC OMITTED]

Lord Abbett is proud to announce to shareholders that five of our mutual funds won Mutual Funds' 2001 "Best in Class" awards for their superior risk-adjusted performance.*

The magnitude of this achievement is perhaps best summed up by John Curran, Managing Editor of Mutual Funds. "For Lord Abbett to have achieved five places on the elite `Best in Class' list is truly a mark of distinction," said Curran. "This is an extraordinarily difficult list for a fund to get on. For a firm to have one fund make the list is great; to place five funds across several categories is a remarkable accomplishment."

We attribute this recognition to the hard work and dedication of our investment management research teams. You can be confident that the same investment diligence is applied in the management of all our Funds as we strive to achieve strong risk-adjusted returns for shareholders.


*The Mutual Funds "Best in Class" awards are awarded to funds with a three-year history based on two superior risk-adjusted ratings: the Morningstar Category Rating and the Sharpe Ratio.


For complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. Please review it carefully before investing.

"Uncertainty about the U.S. economic outlook and varying expectations about the size and timing of the next interest-rate cut preoccupied investors."

Standardized Average Annual Total Returns for Class A shares for the period ended 6/30/01 with all distributions reinvested:

 One year, 5.02%; Five years, 4.74%; Ten years, 4.20%

[PHOTO]

Senior Investment Team Members from left to right:
Robert A. Lee, Joseph A. Panebianco and Robert I. Gerber

REPORT TO SHAREHOLDERS
For the fiscal year ended June 30, 2001

DEAR SHAREHOLDERS:

     We are pleased to provide you with this overview of the Lord Abbett U.S. Government Money Market Fund--its strategies and performance--for the fiscal year ended June 30, 2001. On this and the following pages, the Fund's investment managers discuss the factors that influenced our performance results.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Robert S. Dow

Robert S. Dow
Chairman
--------------------------------------------------------------------------------

In this letter:

o Portfolio yield keeps pace with short-term interest rates.

o Focus on high-quality, short-term securities continues.

o Average maturity of approximately 27 days maintained.


MARKET REVIEW: The most significant aspect of the Fund's fiscal year was the Federal Reserve Board's (the Fed's) reversal of interest-rate policy in the second half. After a string of interest-rate hikes early in 2000, the first quarter of the Fund's fiscal year saw evidence that the rate hikes were having the desired effect--the rapidly growing U.S. economy was slowing down. By the fiscal year's second quarter, investors were expecting the Fed to begin lowering rates sometime in 2001 in an attempt to bring the economy to a soft, rather than hard landing.

    The Fed lived up to those expectations, but at a far more energetic pace than most investors had anticipated. The policy shift began on January 3 with an inter-meeting rate cut of 0.50%. This was the beginning of a series of aggressive interest-rate reductions by the Fed which included four additional 0.50% reductions and a 0.25% cut in June. By the end of the Fund's fiscal year, the Fed had brought the federal funds rate down to 3.75% from 6.5% in January, the lowest level since April 1994.

    Treasury markets were marked by volatility in the Fund's final fiscal quarter, as uncertainty about the U.S. economic outlook and varying expectations about the size and timing of the next interest-rate cut preoccupied investors. Added to the volatile mix of concerns was a new worry: inflation. Bond investors feared the pendulum was about to swing in the wrong direction, i.e., the Fed's monetary easing might be adding too much liquidity to the economy.


                  Class A  Class B   Class C

 Net asset value  $  1.00  $  1.00   $  1.00
       Dividends  $  0.05  $  0.04   $  0.05
 Total returns(3)   +5.0%    +4.2%   +5.0%

           Fiscal year ended June 30, 2001

Yields on the 30-year Treasury bond rose to a 12-month high, indicating that investors expected a hefty premium for making an investment whose returns could be eroded by inflation. The spread (or difference) between yields on short-term and longer-term Treasuries widened for much of the period as investors showed a clear preference for shorter-term investments, including money-market funds.

PORTFOLIO REVIEW:(1) The U.S. Government Money Market Fund completed its fiscal year on June 30, 2001 with total net assets of $222 million and a seven-day current yield of 2.95%.(2)

    For the fiscal year ended June 30, 2001, the Fund returned 5.0%(3) (Class A shares) approximating the performance of its peer group, as measured by the Lipper U.S. Government Money Market Funds Average (+5.3%).(4) In general, portfolio yield kept pace with short-term interest rates. Consistent with its objective to provide current income with minimum credit risk, the Fund remained invested in high-quality, short-term securities issued by the U.S. Treasury(5) and U.S. government agency securities. We maintained an average maturity of approximately 27 days and concentrated on specific areas of the money market yield curve that we expected to provide the highest incremental yield.

    Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is managed to maintain, and has maintained, its stable $1.00 per share price.

OUTLOOK: As we move forward, we believe the Fed's cycle of interest-rate cuts will soon come to an end and that any remaining cuts over the summer will be moderate, barring a more significant weakening of the economy--which we do not anticipate. Although nothing suggests a return to boom times and recessionary risks remain, in our opinion much of the weakness has passed and the economy is positioned for at least a moderate re-acceleration in coming months. We believe the next significant move in interest rates may be up, but we do not expect that to happen before mid-2002.


IMPORTANT PERFORMANCE AND OTHER INFORMATION

A NOTE ABOUT RISK: The value of your portfolio will change as interest rates fluctuate. As interest rates fall, the prices of debt securities tend to rise. As rates rise, prices tend to fall.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1) The U.S. Government Money Market Fund is actively managed and, as a result, its asset allocations may change from time to time.

(2) The Fund's Class A current yield refers to the income generated by an investment in the Fund over a seven-day period, which is then annualized. The yield quotation more closely reflects the current earnings of the Fund than the total return quotations. Past performance is no indication of future results.

(3) Reflects the percentage change in net asset value and includes the reinvestment of all distributions. The Fund issues several classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 for the current Prospectus.

(4) Source: Lipper Inc.(C)2001 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

(5) Unlike U.S. Treasury securities, an investment in the Fund is neither insured nor guaranteed by the U.S. government.

                             Schedule of Investments
                                  June 30, 2001



                                                                                                            Principal
                                                                 Interest      Maturity                        Amount     Amortized
                  Investments                                        Rate          Date        Rating+          (000)          Cost
====================================================================================================================================
U.S. Government Agency Obligations 100.39%
====================================================================================================================================
                  Farm Credit Discount Note                         3.68%     8/13/2001            A1+       $ 5,000    $ 4,977,986
                  Farm Credit Discount Note                         3.79%     7/25/2001            A1+         5,000      4,987,305
                  Farm Credit Discount Note                         3.81%      7/2/2001            A1+         3,600      3,599,618
                  Farm Credit Discount Note                         3.83%     7/31/2001            A1+         2,600      2,591,674
                  Farm Credit Discount Note                         4.12%      7/2/2001            A1+         3,000      2,999,654
                                                                                                                         ==========
                  Total                                                                                                  19,156,237
------------------------------------------------------------------------------------------------------------------------------------
                  Federal Home Loan Bank                            3.75%      8/7/2001            A1+         4,100      4,084,155
                  Federal Home Loan Bank                            3.80%      8/6/2001            A1+         1,700      1,693,515
                  Federal Home Loan Bank                            3.84%     7/23/2001            A1+         5,400      5,387,285
                  Federal Home Loan Bank                            3.85%      7/9/2001            A1+         5,000      4,995,708
                  Federal Home Loan Bank                            3.85%     7/24/2001            A1+         5,000      4,987,651
                  Federal Home Loan Bank                            3.87%      7/5/2001            A1+         5,200      5,197,752
                  Federal Home Loan Bank                            4.13%     7/18/2001            A1+         3,800      3,792,530
                  Federal Home Loan Bank                            4.50%     7/13/2001            A1+         5,000      4,992,429
                                                                                                                         ==========
                  Total                                                                                                  35,131,025
------------------------------------------------------------------------------------------------------------------------------------
                  Federal Home Loan Mortgage Corp.                  3.67%     8/23/2001            A1+         5,000      4,972,918
                  Federal Home Loan Mortgage Corp.                  3.72%     8/16/2001            A1+         5,000      4,976,174
                  Federal Home Loan Mortgage Corp.                  3.74%     7/10/2001            A1+         5,000      4,995,319
                  Federal Home Loan Mortgage Corp.                  3.77%     7/31/2001            A1+         2,400      2,392,440
                  Federal Home Loan Mortgage Corp.                  3.83%      8/6/2001            A1+         2,000      1,992,309
                  Federal Home Loan Mortgage Corp.                  3.85%     7/26/2001            A1+         5,000      4,986,588
                  Federal Home Loan Mortgage Corp.                  3.87%     7/30/2001            A1+         5,000      4,984,344
                  Federal Home Loan Mortgage Corp.                  3.92%     7/20/2001            A1+         5,000      4,989,594
                  Federal Home Loan Mortgage Corp.                  3.94%      7/2/2001            A1+        21,900     21,897,603
                  Federal Home Loan Mortgage Corp.                  3.94%      7/3/2001            A1+         5,000      4,998,899
                  Federal Home Loan Mortgage Corp.                  4.135%    7/16/2001            A1+         5,000      4,991,327
                  Federal Home Loan Mortgage Corp.                  4.58%     7/11/2001            A1+         5,000      4,993,555
                                                                                                                         ==========
                  Total                                                                                                  71,171,070
------------------------------------------------------------------------------------------------------------------------------------
                  Federal National Mortgage Assoc.                  3.52%     8/22/2001            A1+         6,700      6,665,914
                  Federal National Mortgage Assoc.                  3.52%     8/23/2001            A1+         5,000      4,974,074
                  Federal National Mortgage Assoc.                  3.52%     8/24/2001            A1+         5,000      4,973,585
                  Federal National Mortgage Assoc.                  3.52%     8/27/2001            A1+         5,000      4,972,117
                  Federal National Mortgage Assoc.                  3.52%     8/28/2001            A1+         5,000      4,971,628
                  Federal National Mortgage Assoc.                  3.62%     7/27/2001            A1+         5,000      4,986,912
                  Federal National Mortgage Assoc.                  3.67%     8/30/2001            A1+         3,400      3,379,152
                  Federal National Mortgage Assoc.                  3.68%      8/8/2001            A1+         5,000      4,980,546
                  Federal National Mortgage Assoc.                  3.68%      8/9/2001            A1+         5,000      4,980,034
                  Federal National Mortgage Assoc.                  3.68%     8/10/2001            A1+         5,000      4,979,522
                  Federal National Mortgage Assoc.                  3.68%     8/13/2001            A1+         5,000      4,977,986
                  Federal National Mortgage Assoc.                  3.68%     8/14/2001            A1+         5,000      4,977,474
                  Federal National Mortgage Assoc.                  3.77%      8/1/2001            A1+         5,000      4,983,724
                  Federal National Mortgage Assoc.                  3.77%      8/2/2001            A1+         5,000      4,983,199
                  Federal National Mortgage Assoc.                  3.77%      8/3/2001            A1+         5,000      4,982,674
                  Federal National Mortgage Assoc.                  3.81%     7/12/2001            A1+         5,000      4,994,151
                  Federal National Mortgage Assoc.                  3.81%     7/17/2001            A1+         2,800      2,795,211
                  Federal National Mortgage Assoc.                  3.83%     7/17/2001            A1+         2,500      2,495,746
                  Federal National Mortgage Assoc.                  3.86%     7/18/2001            A1+         2,300      2,295,789
                  Federal National Mortgage Assoc.                  3.86%     7/19/2001            A1+         5,000      4,990,307
                  Federal National Mortgage Assoc.                  4.13%      7/6/2001            A1+         5,000      4,997,112
                                                                                                                         ==========
                  Total                                                                                                  97,336,857
------------------------------------------------------------------------------------------------------------------------------------
                  Total U.S. Government Agency Obligations*                                                            $222,795,189
====================================================================================================================================

*Cost for federal income tax purposes is $222,795,189. Average maturity of investments: 27.1 days.

+Ratings are unaudited.

                       See Notes to Financial Statements.

 Statement of Assets and Liabilities

 June 30, 2001


  ASSETS:
   Investments in securities, at amortized cost                                      $222,795,189
   Cash                                                                                    74,424
   Other                                                                                   25,316
--------------------------------------------------------------------------------------------------
   Total assets                                                                       222,894,929
--------------------------------------------------------------------------------------------------

  LIABILITIES:
   Payables:
      Dividends                                                                           429,048
      Management fee                                                                       82,215
      12b-1 distribution fees                                                               8,189
      Directors' fees                                                                     136,994
   Accrued expenses and other liabilities                                                 312,283
--------------------------------------------------------------------------------------------------
   Total liabilities                                                                      968,729
==================================================================================================
 NET ASSETS                                                                          $221,926,200
==================================================================================================

 COMPOSITION OF NET ASSETS:
 Paid-in capital                                                                      221,925,941
 Accumulated net realized gain on investments                                                 259
--------------------------------------------------------------------------------------------------
 Net Assets                                                                          $221,926,200
==================================================================================================

 Net assets by class:
 Class A Shares                                                                      $201,173,748
 Class B Shares                                                                      $ 14,059,375
 Class C Shares                                                                       $ 6,693,077

 Outstanding shares by class:
 Class A Shares                                                                       201,173,513
 Class B Shares                                                                        14,059,357
 Class C Shares                                                                         6,693,071

 Net asset value, offering and redemption price per share
   (net assets divided by outstanding shares):
 Class A Shares - Net asset value                                                           $1.00
 Class B Shares - Net asset value                                                           $1.00
 Class C Shares - Net asset value                                                           $1.00
==================================================================================================


                       See Notes to Financial Statements.

 Statement of Operations
 For the Year Ended June 30, 2001


 Investment Income:
 Interest                                                   $11,678,653
------------------------------------------------------------------------
 Expenses:
 Management fee                                               1,011,978
 Shareholder servicing                                          605,037
 12b-1 distribution plan - Class B                               78,660
 Reports to shareholders                                         76,631
 Registration                                                    67,037
 Professional                                                    52,340
 Custody                                                          6,500
 Directors' fees                                                  3,600
 Other                                                           13,226
------------------------------------------------------------------------
 Gross expenses                                               1,915,009
   Expense reductions                                           (63,882)
------------------------------------------------------------------------
 Net expenses                                                 1,851,127
------------------------------------------------------------------------
 Net investment income                                        9,827,526
------------------------------------------------------------------------
 Net realized gain on investments                                   259
========================================================================
 Net increase in net assets resulting from operations       $ 9,827,785
========================================================================


 Statements of Changes in Net Assets

                                                                                           Year Ended     Year Ended
 INCREASE IN NET ASSETS                                                                 June 30, 2001   June 30, 2000
 Operations:
 Net investment income                                                                   $  9,827,526 $  10,828,044
 Net realized gain on investments                                                                 259             -
--------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from operations                                       9,827,785    10,828,044
====================================================================================================================
 Distributions to shareholders from net investment income:
   Class A                                                                                 (9,198,088)  (10,218,972)
   Class B                                                                                   (418,623)     (412,327)
   Class C                                                                                   (210,815)     (196,745)
--------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                       (9,827,526)  (10,828,044)
====================================================================================================================
 Capital share transactions:
 Proceeds from sales of shares                                                            315,417,814   517,578,137
 Reinvestment of distributions                                                              9,456,476     9,854,705
 Cost of shares reacquired                                                               (304,681,351) (526,680,859)
--------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share transactions                      20,192,939       751,983
====================================================================================================================
 Net increase in net assets                                                                20,193,198       751,983
====================================================================================================================
 NET ASSETS:
 Beginning of year                                                                        201,733,002   200,981,019
--------------------------------------------------------------------------------------------------------------------
 End of year                                                                            $ 221,926,200 $ 201,733,002
====================================================================================================================



                       See Notes to Financial Statements.

 Financial Highlights

                                                                                       Year Ended 6/30,
                                                             ---------------------------------------------------------------------
                                                                    2001          2000           1999           1998         1997
 Per Share Operating Performance (Class A Shares)

 Net asset value, beginning of year                                 $1.00         $1.00          $1.00          $1.00        $1.00
                                                             ===============     =========     =========      =========    ========

 Investment operations

   Net investment income                                              .05           .05            .04            .05          .05
   Net realized gain                                                    -(d)          -              -              -            -
                                                             ---------------     ---------     ---------      ---------    --------
     Total from investment operations                                 .05           .05            .04            .05          .05
                                                             ---------------     ---------     ---------      ---------    --------

 Distributions to shareholders from net investment income            (.05)         (.05)          (.04)          (.05)        (.05)
                                                             ---------------     ---------     ---------      ---------    --------
 Net asset value, end of year                                       $1.00         $1.00          $1.00          $1.00        $1.00
                                                             ===============     =========     =========      =========    ========

 Total Return(a)                                                    5.02%          4.93%          4.36%         4.79%        4.66%

 Ratios to Average Net Assets

   Expenses, including expense reductions                             .87%          .84%           .76%           .83%         .84%
   Expenses, excluding expense reductions                             .90%          .84%           .76%           .83%         .84%
   Net investment income                                             4.89%+        4.79%          4.31%          4.68%        4.57%


                                                                          Year Ended 6/30,                           8/1/1996(b)
                                                           -----------------------------------------------------         to
 Per Share Operating Performance (Class B Shares)              2001          2000           1999           1998       6/30/1997
 Net asset value, beginning of period                         $1.00         $1.00          $1.00          $1.00         $1.00
                                                             =========      ==========     ========       ========      =========

 Investment operations

   Net investment income                                        .04           .04            .04            .04           .02
   Net realized gain                                              -(d)          -              -              -             -
                                                             ---------      ----------     --------       --------      ---------
     Total from investment operations                           .04           .04            .04            .04           .02
                                                             ---------      ----------     --------       --------      ---------

 Distributions to shareholders from net investment income      (.04)         (.04)          (.04)          (.04)         (.02)
                                                             ---------      ----------     --------       --------      ---------
 Net asset value, end of period                               $1.00         $1.00          $1.00          $1.00         $1.00
                                                             =========      ==========     ========       ========      =========

 Total Return(a)                                               4.24%         4.13%          3.76%          4.01%         2.39%(c)

 Ratios to Average Net Assets

   Expenses, including expense reductions                      1.62%         1.59%          1.52%          1.59%          .99%(c)
   Expenses, excluding expense reductions                      1.65%         1.59%          1.52%          1.59%          .99%(c)
   Net investment income                                       4.14%+        4.01%          3.52%          3.96%         2.38%(c)


                                                                             Year Ended 6/30,                         7/15/1996(b)
                                                             ---------------------------------------------------------    to
 Per Share Operating Performance (Class C Shares)                 2001          2000           1999           1998     6/30/1997
 Net asset value, beginning of period                            $1.00         $1.00          $1.00          $1.00         $1.00
                                                             =========      ==========     ========       ========      =========

 Investment operations

   Net investment income                                           .05           .05            .04            .05           .04
   Net realized gain                                                 -(d)          -              -              -             -
                                                             -----------    ----------     --------       --------      ---------
     Total from investment operations                              .05           .05            .04            .05           .04
                                                             -----------    ----------     --------       --------      ---------

 Distributions to shareholders from net investment income         (.05)         (.05)          (.04)          (.05)         (.04)
                                                             -----------    ----------     --------       --------      ---------
 Net asset value, end of period                                  $1.00         $1.00          $1.00           $1.00        $1.00
                                                             =========      ==========     ========       =========     =========

 Total Return(a)                                                  5.02%         4.93%          4.36%          4.79%         4.47%(c)

 Ratios to Average Net Assets

   Expenses, including expense reductions                          .87%          .84%           .76%           .84%          .81%(c)
   Expenses, excluding expense reductions                          .90%          .84%           .76%           .84%          .81%(c)
   Net investment income                                          4.89%+        4.78%          4.27%          4.73%         4.39%(c)

                                                                             Year Ended 6/30,
                                                --------------------------------------------------------------------------
 Supplemental Data for All Classes:                    2001          2000           1999           1998          1997
===========================================================================================================================
   Net assets, end of year (000)                     $221,926      $201,733       $200,981       $165,129      $144,232
===========================================================================================================================


  +  The ratios have been determined on a Fund basis.
 (a) Total return assumes the reinvestment of all distributions.
 (b) Commencement of offering of class shares.
 (c) Not annualized.
 (d) Amount is less than $0.01.

                       See Notes to Financial Statements.

Notes to Financial Statements


1.   ORGANIZATION

Lord Abbett U.S. Government Securities Money Market Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation - The Company values securities utilizing the amortized cost method, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing on a straight line basis the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities purchased at face value are valued at cost, which approximates market value.

(b) Security Transactions and Investment Income - Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.Interest income is recorded on the accrual basis. Investment income and expenses, excluding class specific expenses, and realized and unrealized gain or loss are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) Federal Taxes - It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

---------------------------------------
First $250 million                 .50%
Next $250 million                  .45%
Over $500 million                  .40%

12b-1 Plans

The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee                                      Class A(1)    Class B   Class C(1)
--------------------------------------------------------------------------------
Service and distribution fee                  .15%          .75%(2)   .25%

(1) The Company is currently not making payments under the Class A and Class C Plans.

(2) In addition, Class B pays a .25% quarterly service and distribution fee at the end of each quarter, after the first anniversary of the sale of such shares. The Company is currently not making quarterly distribution fee payments.

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.   DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly.

5.   DIRECTORS' REMUNERATION

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett group based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fees on the Statement of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Directors.

6.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.


7.   SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 1,000,000,000 shares of $0.001 par value capital stock designated as follows: 700,000,000 Class A shares, 100,000,000 Class B shares and 200,000,000 Class Cshares.

                                                    Year Ended June 30, 2001             Year Ended June 30, 2000
------------------------------------------------------------------------------------------------------------------
Class A Shares                                         Shares         Amount                 Shares        Amount
------------------------------------------------------------------------------------------------------------------
Shares sold                                       269,713,104  $ 269,713,104            487,800,620 $ 487,800,620
Reinvestment of distributions                       8,920,354      8,920,354              9,349,965     9,349,965
Shares reacquired                                (268,277,181)  (268,277,181)          (490,933,187) (490,933,187)
------------------------------------------------------------------------------------------------------------------
Increase                                           10,356,277  $  10,356,277              6,217,398  $  6,217,398
------------------------------------------------------------------------------------------------------------------

Class B Shares

------------------------------------------------------------------------------------------------------------------
Shares sold                                        15,060,407  $  15,060,407             16,787,939 $  16,787,939
Reinvestment of distributions                         370,692        370,692                348,228       348,228
Shares reacquired                                 (10,358,551)   (10,358,551)           (19,337,886)  (19,337,886)
------------------------------------------------------------------------------------------------------------------
Increase (decrease)                                 5,072,548   $  5,072,548             (2,201,719) $ (2,201,719)
------------------------------------------------------------------------------------------------------------------

Class C Shares

------------------------------------------------------------------------------------------------------------------
Shares sold                                        30,644,303  $  30,644,303             12,989,578 $  12,989,578
Reinvestment of distributions                         165,430        165,430                156,512       156,512
Shares reacquired                                 (26,045,619)   (26,045,619)           (16,409,786)  (16,409,786)
------------------------------------------------------------------------------------------------------------------
Increase (decrease)                                 4,764,114   $  4,764,114             (3,263,696) $ (3,263,696)
------------------------------------------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett U.S. Government Securities Money Market Fund,Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett U.S. Government Securities MoneyMarket Fund,Inc. (the "Company"), as of June 30, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett U.S. Government Securities MoneyMarket Fund,Inc. as of June 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche
New York, New York
August 17, 2001

Copyright(C)2001 by Lord Abbett U.S. Government Securities Money Market Fund, Inc. 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett U.S. Government Securities Money Market Fund, Inc., is to be distributed only if preceded or accompanied by a current Prospectus, which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the United States of America.

Dear Fellow Shareholder:

                                     [PHOTO]

For more than seven decades, a hallmark of Lord Abbett has been our determination to produce consistent performance for shareholders whether markets are rising or falling. The past year was no exception. In what was widely regarded as one of the most challenging years for financial markets, many Lord Abbett Funds received widespread recognition and awards for superior performance.

    While this public recognition is gratifying, we measure our success solely on how well we meet the needs of you, our clients. We are committed to client partnership. Our independence as a Firm allows us to focus on our clients' needs instead of those of a parent company. We emphasize teamwork among our managers to develop investment solutions for our clients. We offer opportunity within the Firm to nurture and retain the best investment talent in the industry. Finally, we insist on the highest integrity in all we propose and do.

    We thank you for the confidence you have expressed in us and for the opportunity to help build your investment portfolio.

Sincerely,

/s/ Robert S. Dow
Robert S. Dow
Chairman

Investing in the Lord Abbett Family of Funds



Growth Funds                Growth &            Income Funds              Tax-Free Funds     Money
                            Income Funds                                                     Market Fund

All Value Fund              Affiliated Fund     Bond-Debenture Fund       o California        U.S. Government
                                                                          o Connecticut       Money Market Fund(2)(3)
Alpha Fund                  Balanced Fund       Core Fixed Income Fund    o Florida
                                                                          o Georgia
Global Equity Fund          Large-Cap           Global Income Fund        o Hawaii
                            Research Fund                                 o Michigan
Growth                                          High Yield Fund           o Minnesota
Opportunities Fund                                                        o Missouri
                                                Limited Duration          o National
International Fund                              U.S. Government Fund(2)   o New Jersey
                                                                          o New York
Large-Cap Growth Fund                           Total Return Fund         o Pennsylvania
                                                                          o Texas
Mid-Cap Value Fund                              U.S. Government Fund(2)   o Washington
                                                World Bond-
Small-Cap Blend Fund                            Debenture Fund

Developing
Growth Fund(1)

Small-Cap Value Fund(1)



For more complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. Read it carefully before investing.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-hour Automated Shareholder Service Line: 800-865-7582
Website: www.LordAbbett.com


(1) Lord Abbett Developing Growth Fund and Lord Abbett Small-CapValue Fund are closed to new investors.

(2) An investment in this Fund is neither insured nor guaranteed by the U.S. government.

(3) An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share. Finding the right mutual fund can be confusing. At Lord Abbett, we believe that your Investment Professional provides value in helping you identify and understand your investment objectives and, ultimately, offering Fund recommendations suitable for your individual needs.

[LOGO]

  Lord Abbett Mutual Fund shares are distributed by:
              LORD ABBETT DISTRIBUTOR LLC                           LAMM-2-601
90 Hudson Street o Jersey City, New Jersey 07302-3973                 (8/01)